UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 26, 2010

AMERICAN SAFETY INSURANCE HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or Other Jurisdiction of Incorporation or Organization)	001-04795 (Commission File Number)	Not applicable (I.R.S. Employer Identification No.)

The Boyle Building, 2nd Floor
31 Queen Street
Hamilton, Bermuda HM 11
(Address of principal executive offices, including zip code)

(441) 296-8560
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) 12 under the Securities Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) 12 under the Securities Act (17 CFR 240.13e-2(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of American Safety Insurance Holdings, Ltd. was held on July 26, 2010. The following matters were voted upon:

1.
Two Class III Directors were elected to serve a three-year term expiring at the 2013 Annual Meeting of Shareholders or until their successors have been elected and qualified. The vote results were as follows:

	For	Withheld	Broker Non-Votes
Harris R. Chorney	6,193,402	17,681	2,169,302
Thomas W. Mueller	6,158,793	52,290	2,169,302

2.
One Class II Director was elected to serve a two-year term expiring at the 2012 Annual Meeting of Shareholders or until their successor has been elected and qualified. The vote results were as follows:

	For	Withheld	Broker Non-Votes
Marilyn V. Hirsch	6,193,402	17,681	2,169,302

3.
The appointment of BDO Seidman LLP to serve as the Company’s independent registered public accounting firm until the end of the next Annual General Meeting and to authorize the Audit Committee to set their remuneration. The vote results were as follows:

	For	Against	Abstain
Ratification of appointment of BDO Seidman LLP	9,294,176	44,263	1,212

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits – None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SAFETY INSURANCE HOLDINGS, LTD.
Registrant
Date: August 2, 2010	By:	/s/ Stephen R. Crim
Stephen R. Crim
President/CEO